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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

               DELAWARE                                 16-1531026
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


    10,000 WEHRLE DRIVE, CLARENCE, NEW YORK                          14031
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   (Address of principal executive offices)                        (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each exchange on which
to be so registered                            each class is to be registered

Common Stock, par value $.001 per share     New York Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box: |_|

Securities Act registration statement file number to which this form relates:
333-37554 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of class)


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                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock, par value $.001 per share (the "Common Stock"), of Wilson Greatbatch Technologies, Inc. (the "Company") is set forth under the caption "Description of Capital Stock - Common Stock" in the Company's registration statement on Form S-1, as amended (File No. 333-37554). Such description of the Common Stock is incorporated herein by reference.

ITEM 2. EXHIBITS.

         Not Applicable.



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                                    SIGNATURE

         Pursuant to the requirements of Section 2 of the Securities Exchange Act of 1934, the registration has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             WILSON GREATBATCH TECHNOLOGIES, INC.


                              By:  /s/ LARRY T. DEANGELO
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                                   Larry T. DeAngelo
                                   Vice President, Administration and Secretary

Date: September 25, 2000




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